Leases - Additional Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Leases [Abstract]
Operating leases with remaining lease term	5 years
Lessee, operating lease, option to extend	Periods covered by an option to extend the lease were included in the non-cancellable lease term when exercise of the option was determined to be reasonably certain.
Lessee, operating lease, existence of option to extend	true
Operating lease, weighted average remaining term	5 years
Operating lease, weighted average discount rate percent	23.00%
Cash paid for amounts included in measurement of lease liabilities	$ 326	$ 348